Exhibit 99.1

Old National Bancorp Reports First Quarter 2024 Results
Evansville, Ind. (April 23, 2024)

Old National Bancorp (NASDAQ: ONB) reports 1Q24 net income applicable to common shares of $116.3 million, diluted EPS of $0.40; $130.8 million and $0.45 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"Old National's positive quarterly results were highlighted by continued growth in our granular, peer-leading deposit franchise, disciplined loan growth, a year-over-year tangible book value increase, and stable credit quality," said Chairman and CEO Jim Ryan. "We accomplished these strong results while driving toward a successful close (on April 1) of our partnership with Nashville-based CapStar Bank."

FIRST QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $116.3 million; adjusted net income applicable to common shares[1] of $130.8 million
•Earnings per diluted common share ("EPS") of $0.40; adjusted EPS[1] of $0.45

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $362.7 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.28%, down 11 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] (“PPNR”) of $177.9 million; adjusted PPNR[1] of $197.2 million
•Noninterest expense of $262.3 million; adjusted noninterest expense[1] of $243.1 million
•Efficiency ratio[1] of 58.3%; adjusted efficiency ratio[1] of 53.4%

Deposits and Funding	•Period-end total deposits of $37.7 billion, up 5.0% annualized; core deposits up 3.2% annualized
•Granular low-cost deposit franchise; total deposit costs of 201 bps and a cycle to date (2Q22-1Q24) total deposit beta of 38% (interest-bearing deposit beta of 50%)

Loans and Credit Quality	•End-of-period total loans[3] of $33.6 billion, up 7.5% annualized
•Provision for credit losses[4] ("provision") of $18.9 million
•Net charge-offs of $11.8 million, or 14 bps of average loans; 7 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.16% and non-performing loans of 0.98% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] of 14.9%; adjusted return on average tangible common equity[1] of 16.7%

Notable Items	•$13.3 million pre-tax distribution of excess legacy First Midwest pension plan assets[5] •$3.0 million pre-tax FDIC special assessment[6] •$2.9 million of pre-tax merger-related charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Includes non-cash expense associated with the distribution of excess pension assets with the resolution of the legacy First Midwest Bancorp, Inc. plan 6 Represents the Company's estimate of its FDIC special assessment using the FDIC's updated estimate of losses to its Deposit Insurance Fund

RESULTS OF OPERATIONS2
Old National Bancorp ("Old National") reported first quarter 2024 net income applicable to common shares of $116.3 million, or $0.40 per diluted common share.
Included in first quarter results was a $13.3 million non-cash, pre-tax expense associated with the distribution of excess pension assets with the resolution of the legacy First Midwest plan, as well as pre-tax charges of $3.0 million for the FDIC special assessment and $2.9 million of merger-related charges. Excluding these transactions and realized debt securities losses from the current quarter, adjusted net income1 was $130.8 million, or $0.45 per diluted common share.
DEPOSITS AND FUNDING
Growth in deposits including normal seasonal patterns in business checking and public funds.
•Period-end total deposits were $37.7 billion, up $464.2 million, or 5.0% annualized; core deposits increased 3.2% annualized; includes normal seasonal patterns in business checking and public funds.
•On average, total deposits for the first quarter were $37.1 billion, a decrease of 1.2%.
•Granular low-cost deposit franchise; total deposit costs of 201 bps and a cycle to date total deposit beta of 38% (interest-bearing deposit beta of 50%).
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.

LOANS
Broad-based disciplined commercial loan growth.
•Period-end total loans3 were $33.6 billion, up 7.5% annualized.
•Total commercial loan production in the first quarter was $1.1 billion; period-end commercial pipeline totaled $2.7 billion.
•Average total loans in the first quarter were $33.2 billion, an increase of $480.3 million.

CREDIT QUALITY
Strong credit quality continues to be a hallmark of Old National.
•Provision4 expense was $18.9 million, compared to $11.6 million, reflecting net charge-offs and loan growth, as well as economic factors.
•Net charge-offs were $11.8 million, or 14 bps of average loans compared to net charge-offs of 12 bps of average loans.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 7 bps.
•30+ day delinquencies as a percentage of loans were 0.16%, compared to 0.22%.
•Non-performing loans as a percentage of total loans were 0.98% compared to 0.83%.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. The remaining discount on these acquired loans was $75.0 million.
•The allowance for credit losses, including the allowance for credit losses on unfunded commitments, stood at $346.0 million, or 1.03% of total loans, compared to $338.8 million, or 1.03% of total loans.

NET INTEREST INCOME AND MARGIN
Lower net interest income and margin compression reflective of the rate environment.
•Net interest income on a fully taxable equivalent basis1 decreased to $362.7 million compared to $370.5 million, driven by higher funding costs and fewer days in the quarter, partly offset by loan growth.
•Net interest margin on a fully taxable equivalent basis1 decreased 11 bps to 3.28%.
•Accretion income on loans and borrowings was $5.1 million, or 5 bps of net interest margin1, compared to $6.2 million, or 6 bps of net interest margin1.
•Cost of total deposits was 2.01%, increasing 16 bps and the cost of total interest-bearing deposits increased 15 bps to 2.68%.

NONINTEREST INCOME
Increased mortgage fees, wealth fees, and other income, offset by lower capital markets income.
•Total noninterest income was $77.5 million.
•Excluding realized debt securities gains/losses for both periods and gain on sale of Visa Class B restricted shares for the fourth quarter of 2023, adjusted noninterest income was down 2.2% due to lower capital markets income, partially offset by an increase in mortgage fees, wealth fees, and other income.

NONINTEREST EXPENSE
Disciplined expense management.
•Noninterest expense was $262.3 million and included a $13.3 million non-cash expense associated with the distribution of excess pension assets with the resolution of the legacy First Midwest plan, as well as $3.0 million of FDIC special assessment charges and $2.9 million of merger-related charges.
•Excluding these items, adjusted noninterest expense was $243.1 million, compared to $255.2 million; lower due to elevated performance-driven incentive accruals and higher amortization of tax credit investments for the fourth quarter of 2023, as well as lower professional fees and other expense for the first quarter of 2024, partially offset by payroll tax due to timing.
•The efficiency ratio1 was 58.3%, while the adjusted efficiency ratio1 was 53.4% compared to 59.0% and 53.8%, respectively.

INCOME TAXES
•Income tax expense was $32.5 million, resulting in an effective tax rate of 21.3% compared to 21.5%. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 24.4% compared to 24.2%.
•Income tax expense included $3.3 million of tax credit benefit.

CAPITAL
Capital ratios remain strong.
•All regulatory capital ratios grew in the quarter with preliminary total risk-based capital up 10 bps to 12.74% and preliminary regulatory Tier 1 capital up 5 bps to 11.40%, driven by retained earnings, partly offset by strong loan growth.
•Tangible common equity to tangible assets was 6.86% compared to 6.85%.
CAPSTAR TRANSACTION
On April 1, 2024, Old National completed its acquisition of CapStar Financial Holdings, Inc. ("CapStar"), and its wholly-owned subsidiary, CapStar Bank. This partnership strengthens Old National’s Nashville, Tennessee presence and adds several new high-growth markets. At closing, CapStar had approximately $3.0 billion of total assets, $2.3 billion of total loans, and $2.6 billion of deposits. Old National expects system conversions related to the transaction to be completed in the third quarter of 2024.
CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, April 23, 2024, to review first quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 3992332. A replay of the call will also be available from approximately noon Central Time on April 23, 2024 through May 7, 2024. To access the replay, dial U.S. (800) 770-2030 or International (647) 362-9199; Access code 3992332.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank, which is the sixth largest commercial bank headquartered in the Midwest. With approximately $53 billion of assets and $29 billion of assets under management (including CapStar Financial Holdings, Inc. on a pro forma basis as of December 31, 2023), Old National ranks among the top 30 banking companies headquartered in the U.S. Tracing our roots to 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships with clients and in the communities it serves. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment, and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include gain on sale of Visa Class B restricted shares, distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, merger-related charges associated with completed and pending acquisitions, debt securities gains/losses, expenses related to the tragic April 10, 2023 event at our downtown Louisville location ("Louisville expenses"), and property optimization charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes pre-provision net revenues, adjusted may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, merger-related charges, property optimization charges, Louisville expenses, as well as adjusted noninterest income, which excludes the gain on sale of Visa Class B restricted shares and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and CapStar Financial Holdings, Inc. not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses and the success of revenue-generating and cost reduction initiatives; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this communication; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These forward-looking statements are made only as of the date of this communication and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this communication.

CONTACTS:
Media: Kathy Schoettlin	Investors: Lynell Durchholz
(812) 465-7269	(812) 464-1366
Kathy.Schoettlin@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Income Statement
Net interest income	$356,458	$364,408	$375,086	$382,171	$381,488
FTE adjustment[1,3]	6,253	6,100	5,837	5,825	5,666
Net interest income - tax equivalent basis[3]	362,711	370,508	380,923	387,996	387,154
Provision for credit losses	18,891	11,595	19,068	14,787	13,437
Noninterest income	77,522	100,094	80,938	81,629	70,681
Noninterest expense	262,317	284,235	244,776	246,584	250,711
Net income available to common shareholders	$116,250	$128,446	$143,842	$151,003	$142,566
Per Common Share Data
Weighted average diluted shares	292,207	292,029	291,717	291,266	292,756
EPS, diluted	$0.40	$0.44	$0.49	$0.52	$0.49
Cash dividends	0.14	0.14	0.14	0.14	0.14
Dividend payout ratio[2]	35%	32%	29%	27%	29%
Book value	$18.24	$18.18	$17.07	$17.25	$17.24
Stock price	17.41	16.89	14.54	13.94	14.42
Tangible book value[3]	11.10	11.00	9.87	10.03	9.98
Performance Ratios
ROAA	0.98%	1.09%	1.22%	1.29%	1.25%
ROAE	8.7%	10.2%	11.4%	12.0%	11.6%
ROATCE[3]	14.9%	18.1%	20.2%	21.4%	21.0%
NIM (FTE)	3.28%	3.39%	3.49%	3.60%	3.69%
Efficiency ratio[3]	58.3%	59.0%	51.7%	51.2%	52.8%
NCOs to average loans	0.14%	0.12%	0.24%	0.13%	0.21%
ACL on loans to EOP loans	0.95%	0.93%	0.93%	0.93%	0.94%
ACL[4] to EOP loans	1.03%	1.03%	1.03%	1.04%	1.05%
NPLs to EOP loans	0.98%	0.83%	0.80%	0.91%	0.74%
Balance Sheet (EOP)
Total loans	$33,623,319	$32,991,927	$32,577,834	$32,432,473	$31,822,374
Total assets	49,534,918	49,089,836	49,059,448	48,496,755	47,842,644
Total deposits	37,699,418	37,235,180	37,252,676	36,231,315	34,917,792
Total borrowed funds	5,331,161	5,331,147	5,556,010	6,034,008	6,740,454
Total shareholders' equity	5,595,408	5,562,900	5,239,537	5,292,095	5,277,426
Capital Ratios
Risk-based capital ratios (EOP):
Tier 1 common equity	10.76%	10.70%	10.41%	10.14%	9.98%
Tier 1 capital	11.40%	11.35%	11.06%	10.79%	10.64%
Total capital	12.74%	12.64%	12.32%	12.14%	11.96%
Leverage ratio (average assets)	8.96%	8.83%	8.70%	8.59%	8.53%
Equity to assets (averages)[3]	11.32%	10.81%	10.88%	10.96%	11.00%
TCE to TA3	6.86%	6.85%	6.15%	6.33%	6.37%
Nonfinancial Data
Full-time equivalent employees	3,955	3,940	3,981	4,021	4,023
Banking centers	258	258	257	256	256
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. March 31, 2024 capital ratios are preliminary.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity
 NCOs - Net Charge-offs ALL - Allowance for loan losses ACL - Allowance for Credit Losses
EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Interest income	$595,981	$589,751	$576,519	$544,902	$495,649
Less: interest expense	239,523	225,343	201,433	162,731	114,161
Net interest income	356,458	364,408	375,086	382,171	381,488
Provision for credit losses	18,891	11,595	19,068	14,787	13,437
Net interest income after provision for credit losses	337,567	352,813	356,018	367,384	368,051
Wealth and investment services fees	28,304	27,656	26,687	26,521	26,920
Service charges on deposit accounts	17,898	18,667	18,524	17,751	17,003
Debit card and ATM fees	10,054	10,700	10,818	10,653	9,982
Mortgage banking revenue	4,478	3,691	5,063	4,165	3,400
Capital markets income	2,900	5,416	5,891	6,173	6,939
Company-owned life insurance	3,434	3,773	3,740	4,698	3,186
Gain on sale of Visa Class B restricted shares	—	21,635	—	—	—
Other income	10,470	9,381	10,456	11,651	8,467
Debt securities gains (losses), net	(16)	(825)	(241)	17	(5,216)
Total noninterest income	77,522	100,094	80,938	81,629	70,681
Salaries and employee benefits	149,803	141,649	131,541	135,810	137,364
Occupancy	27,019	26,514	25,795	26,085	28,282
Equipment	8,671	8,769	8,284	7,721	7,389
Marketing	10,634	10,813	9,448	9,833	9,417
Technology	20,023	20,493	20,592	20,056	19,202
Communication	4,000	4,212	4,075	4,232	4,461
Professional fees	6,406	8,250	5,956	6,397	6,732
FDIC assessment	11,313	27,702	9,000	9,624	10,404
Amortization of intangibles	5,455	5,869	6,040	6,060	6,186
Amortization of tax credit investments	2,749	7,200	2,644	2,762	2,761
Other expense	16,244	22,764	21,401	18,004	18,513
Total noninterest expense	262,317	284,235	244,776	246,584	250,711
Income before income taxes	152,772	168,672	192,180	202,429	188,021
Income tax expense	32,488	36,192	44,304	47,393	41,421
Net income	$120,284	$132,480	$147,876	$155,036	$146,600
Preferred dividends	(4,034)	(4,034)	(4,034)	(4,033)	(4,034)
Net income applicable to common shares	$116,250	$128,446	$143,842	$151,003	$142,566

EPS, diluted	$0.40	$0.44	$0.49	$0.52	$0.49
Weighted Average Common Shares Outstanding
Basic	290,980	290,701	290,648	290,559	291,088
Diluted	292,207	292,029	291,717	291,266	292,756
Common shares outstanding (EOP)	293,330	292,655	292,586	292,597	291,922

End of Period Balance Sheet (unaudited)
($ in thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Assets
Cash and due from banks	$350,990	$430,866	$381,343	$473,023	$386,879
Money market and other interest-earning investments	588,509	744,192	1,282,087	724,863	727,056
Investments:
Treasury and government-sponsored agencies	2,243,754	2,453,950	2,515,249	2,309,285	2,236,412
Mortgage-backed securities	5,566,881	5,245,691	4,906,290	5,168,458	5,395,680
States and political subdivisions	1,672,061	1,693,819	1,705,200	1,760,725	1,785,073
Other securities	760,847	779,048	751,404	802,323	826,575
Total investments	10,243,543	10,172,508	9,878,143	10,040,791	10,243,740
Loans held-for-sale, at fair value	19,418	32,006	122,033	114,369	10,584
Loans:
Commercial	9,648,269	9,512,230	9,333,448	9,698,241	9,751,875
Commercial and agriculture real estate	14,653,958	14,140,629	13,916,221	13,450,209	12,908,380
Residential real estate	6,661,379	6,699,443	6,696,288	6,684,480	6,568,666
Consumer	2,659,713	2,639,625	2,631,877	2,599,543	2,593,453
Total loans	33,623,319	32,991,927	32,577,834	32,432,473	31,822,374
Allowance for credit losses on loans	(319,713)	(307,610)	(303,982)	(300,555)	(298,711)
Premises and equipment, net	564,007	565,396	565,607	564,299	566,758
Goodwill and other intangible assets	2,095,511	2,100,966	2,106,835	2,112,875	2,118,935
Company-owned life insurance	767,423	767,902	774,517	771,753	770,471
Accrued interest receivable and other assets	1,601,911	1,591,683	1,675,031	1,562,864	1,494,558
Total assets	$49,534,918	$49,089,836	$49,059,448	$48,496,755	$47,842,644

Liabilities and Equity
Noninterest-bearing demand deposits	$9,257,709	$9,664,247	$10,091,352	$10,532,838	$10,995,083
Interest-bearing:
Checking and NOW accounts	7,236,667	7,331,487	7,495,417	7,654,202	7,903,520
Savings accounts	5,020,095	5,099,186	5,296,985	5,578,323	6,030,255
Money market accounts	10,234,113	9,561,116	8,793,218	7,200,288	5,867,239
Other time deposits	4,760,659	4,565,137	4,398,182	4,012,813	3,361,979
Total core deposits	36,509,243	36,221,173	36,075,154	34,978,464	34,158,076
Brokered deposits	1,190,175	1,014,007	1,177,522	1,252,851	759,716
Total deposits	37,699,418	37,235,180	37,252,676	36,231,315	34,917,792

Federal funds purchased and interbank borrowings	50,416	390	918	136,060	618,955
Securities sold under agreements to repurchase	274,493	285,206	279,061	311,447	393,018
Federal Home Loan Bank advances	4,193,039	4,280,681	4,412,576	4,771,183	4,981,612
Other borrowings	813,213	764,870	863,455	815,318	746,869
Total borrowed funds	5,331,161	5,331,147	5,556,010	6,034,008	6,740,454
Accrued expenses and other liabilities	908,931	960,609	1,011,225	939,337	906,972
Total liabilities	43,939,510	43,526,936	43,819,911	43,204,660	42,565,218
Preferred stock, common stock, surplus, and retained earnings	6,375,036	6,301,709	6,208,352	6,100,728	5,985,784
Accumulated other comprehensive income (loss), net of tax	(779,628)	(738,809)	(968,815)	(808,633)	(708,358)
Total shareholders' equity	5,595,408	5,562,900	5,239,537	5,292,095	5,277,426
Total liabilities and shareholders' equity	$49,534,918	$49,089,836	$49,059,448	$48,496,755	$47,842,644

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2024			December 31, 2023			March 31, 2023
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$757,244	$9,985	5.30%	$1,094,196	$14,425	5.23%	$497,953	$3,098	2.52%
Investments:
Treasury and government-sponsored agencies	2,362,477	23,266	3.94%	2,490,793	25,848	4.15%	2,197,426	16,531	3.01%
Mortgage-backed securities	5,357,085	38,888	2.90%	4,913,151	34,209	2.79%	5,429,200	35,090	2.59%
States and political subdivisions	1,680,175	13,976	3.33%	1,686,119	14,541	3.45%	1,808,316	14,690	3.25%
Other securities	770,438	12,173	6.32%	749,697	10,440	5.57%	738,139	8,604	4.66%
Total investments	10,170,175	88,303	3.47%	9,839,760	85,038	3.46%	10,173,081	74,915	2.95%
Loans:[2]
Commercial	9,540,385	167,263	7.01%	9,351,344	163,921	7.01%	9,457,089	147,620	6.24%
Commercial and agriculture real estate	14,368,370	230,086	6.41%	14,074,908	226,716	6.44%	12,654,366	179,475	5.67%
Residential real estate loans	6,693,814	63,003	3.76%	6,706,425	62,054	3.70%	6,523,074	58,099	3.56%
Consumer	2,645,091	43,594	6.63%	2,634,650	43,697	6.58%	2,636,350	38,108	5.86%
Total loans	33,247,660	503,946	6.07%	32,767,327	496,388	6.06%	31,270,879	423,302	5.42%

Total earning assets	$44,175,079	$602,234	5.46%	$43,701,283	$595,851	5.45%	$41,941,913	$501,315	4.79%

Less: Allowance for credit losses on loans	(313,470)			(304,195)			(304,393)

Non-earning Assets:
Cash and due from banks	$362,676			$415,266			$437,872
Other assets	4,961,595			5,027,892			4,907,115

Total assets	$49,185,880			$48,840,246			$46,982,507

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,141,201	$25,252	1.42%	$7,280,268	$25,015	1.36%	$7,988,579	$19,359	0.98%
Savings accounts	5,025,400	5,017	0.40%	5,184,712	5,196	0.40%	6,183,409	2,230	0.15%
Money market accounts	9,917,572	94,213	3.82%	9,244,117	85,717	3.68%	5,641,288	20,010	1.44%
Other time deposits	4,689,136	47,432	4.07%	4,516,432	44,397	3.90%	3,057,870	15,289	2.03%
Total interest-bearing core deposits	26,773,309	171,914	2.58%	26,225,529	160,325	2.43%	22,871,146	56,888	1.01%
Brokered deposits	1,047,140	13,525	5.19%	1,012,647	13,040	5.11%	500,530	5,705	4.62%
Total interest-bearing deposits	27,820,449	185,439	2.68%	27,238,176	173,365	2.53%	23,371,676	62,593	1.09%

Federal funds purchased and interbank borrowings	69,090	961	5.59%	620	8	5.12%	419,291	4,839	4.68%
Securities sold under agreements to repurchase	296,236	917	1.25%	277,927	910	1.30%	412,819	779	0.77%
Federal Home Loan Bank advances	4,386,492	41,167	3.77%	4,182,877	38,394	3.64%	4,273,343	37,996	3.61%
Other borrowings	825,846	11,039	5.38%	869,644	12,666	5.78%	781,221	7,954	4.13%
Total borrowed funds	5,577,664	54,084	3.90%	5,331,068	51,978	3.87%	5,886,674	51,568	3.55%

Total interest-bearing liabilities	$33,398,113	$239,523	2.88%	$32,569,244	$225,343	2.74%	$29,258,350	$114,161	1.58%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,258,136			$9,949,616			$11,526,267
Other liabilities	964,089			1,039,899			1,031,702
Shareholders' equity	5,565,542			5,281,487			5,166,188

Total liabilities and shareholders' equity	$49,185,880			$48,840,246			$46,982,507

Net interest rate spread			2.58%			2.71%			3.21%

Net interest margin (GAAP)			3.23%			3.34%			3.64%

Net interest margin (FTE)[3]			3.28%			3.39%			3.69%

FTE adjustment		$6,253			$6,100			$5,666

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Allowance for credit losses:
Beginning allowance for credit losses on loans	$307,610	$303,982	$300,555	$298,711	$303,671
Provision for credit losses on loans	23,853	13,329	23,115	11,936	11,469
Gross charge-offs	(14,020)	(13,202)	(22,750)	(14,331)	(18,180)
Gross recoveries	2,270	3,501	3,062	4,239	1,751
NCOs	(11,750)	(9,701)	(19,688)	(10,092)	(16,429)
Ending allowance for credit losses on loans	$319,713	$307,610	$303,982	$300,555	$298,711
Beginning allowance for credit losses on unfunded commitments	$31,226	$32,960	$37,007	$34,156	$32,188
Provision (release) for credit losses on unfunded commitments	(4,962)	(1,734)	(4,047)	2,851	1,968
Ending allowance for credit losses on unfunded commitments	$26,264	$31,226	$32,960	$37,007	$34,156
Allowance for credit losses	$345,977	$338,836	$336,942	$337,562	$332,867
Provision for credit losses on loans	$23,853	$13,329	$23,115	$11,936	$11,469
Provision (release) for credit losses on unfunded commitments	(4,962)	(1,734)	(4,047)	2,851	1,968
Provision for credit losses	$18,891	$11,595	$19,068	$14,787	$13,437
NCOs / average loans[1]	0.14%	0.12%	0.24%	0.13%	0.21%
Average loans[1]	$33,242,739	$32,752,406	$32,639,812	$32,251,242	$31,267,836
EOP loans[1]	33,623,319	32,991,927	32,577,834	32,432,473	31,822,374
ACL on loans / EOP loans[1]	0.95%	0.93%	0.93%	0.93%	0.94%
ACL / EOP loans[1]	1.03%	1.03%	1.03%	1.04%	1.05%
Underperforming Assets:
Loans 90 days and over (still accruing)	$2,172	$961	$1,192	$303	$1,231
Nonaccrual loans	328,645	274,821	261,346	295,509	234,337
Foreclosed assets	9,344	9,434	9,761	9,824	10,817
Total underperforming assets	$340,161	$285,216	$272,299	$305,636	$246,385
Classified and Criticized Assets:
Nonaccrual loans	$328,645	$274,821	$261,346	$295,509	$234,337
Substandard loans (still accruing)	626,157	599,358	563,427	524,709	570,229
Loans 90 days and over (still accruing)	2,172	961	1,192	303	1,231
Total classified loans - "problem loans"	956,974	875,140	825,965	820,521	805,797
Other classified assets	54,392	48,930	48,998	40,942	26,441
Criticized loans - "special mention loans"	827,419	843,920	775,526	614,547	593,307
Total classified and criticized assets	$1,838,785	$1,767,990	$1,650,489	$1,476,010	$1,425,545
Loans 30-89 days past due (still accruing)	$53,112	$71,868	$56,772	$39,748	$42,071
Nonaccrual loans / EOP loans[1]	0.98%	0.83%	0.80%	0.91%	0.74%
ACL / nonaccrual loans	105%	123%	129%	114%	142%
Under-performing assets/EOP loans[1]	1.01%	0.86%	0.84%	0.94%	0.77%
Under-performing assets/EOP assets	0.69%	0.58%	0.56%	0.63%	0.51%
30+ day delinquencies/EOP loans[1]	0.16%	0.22%	0.18%	0.12%	0.14%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Earnings Per Share:
Net income applicable to common shares	$116,250	$128,446	$143,842	$151,003	$142,566
Adjustments:
Distribution of excess pension assets	13,318	—	—	—	—
Tax effect[1]	(3,250)	—	—	—	—
Distribution excess pension assets, net	10,068	—	—	—	—
FDIC special assessment	2,994	19,052	—	—	—
Tax effect[1]	(731)	(4,628)	—	—	—
FDIC special assessment, net	2,263	14,424	—	—	—
Merger-related charges	2,908	5,529	6,257	2,372	14,558
Tax effect[1]	(710)	(1,343)	(1,042)	(277)	(3,172)
Merger-related charges, net	2,198	4,186	5,215	2,095	11,386
Debt securities (gains) losses	16	825	241	(17)	5,216
Tax effect[1]	(4)	(200)	(40)	2	(1,137)
Debt securities (gains) losses, net	12	625	201	(15)	4,079
Gain on sale of Visa Class B restricted shares	—	(21,635)	—	—	—
Tax effect[1]	—	5,255	—	—	—
Gain on sale of Visa Class B restricted shares, net	—	(16,380)	—	—	—
Contract termination charge	—	4,413	—	—	—
Tax effect[1]	—	(1,072)	—	—	—
Contract termination charge, net	—	3,341	—	—	—
Louisville expenses	—	—	—	3,361	—
Tax effect[1]	—	—	—	(392)	—
Louisville expenses, net	—	—	—	2,969	—
Property optimization charges	—	—	—	242	1,317
Tax effect[1]	—	—	—	(28)	(287)
Property optimization charges, net	—	—	—	214	1,030
Total adjustments, net	14,541	6,196	5,416	5,263	16,495
Net income applicable to common shares, adjusted	$130,791	$134,642	$149,258	$156,266	$159,061
Weighted average diluted common shares outstanding	292,207	292,029	291,717	291,266	292,756
EPS, diluted	$0.40	$0.44	$0.49	$0.52	$0.49
Adjusted EPS, diluted	$0.45	$0.46	$0.51	$0.54	$0.54
NIM:
Net interest income	$356,458	$364,408	$375,086	$382,171	$381,488
Add: FTE adjustment[2]	6,253	6,100	5,837	5,825	5,666
Net interest income (FTE)	$362,711	$370,508	$380,923	$387,996	$387,154
Average earning assets	$44,175,079	$43,701,283	$43,617,456	$43,097,198	$41,941,913
NIM (GAAP)	3.23%	3.34%	3.44%	3.55%	3.64%
NIM (FTE)	3.28%	3.39%	3.49%	3.60%	3.69%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
PPNR:
Net interest income (FTE)[2]	$362,711	$370,508	$380,923	$387,996	$387,154
Add: Noninterest income	77,522	100,094	80,938	81,629	70,681
Total revenue (FTE)	440,233	470,602	461,861	469,625	457,835
Less: Noninterest expense	(262,317)	(284,235)	(244,776)	(246,584)	(250,711)
PPNR	$177,916	$186,367	$217,085	$223,041	$207,124
Adjustments:
Gain on sale of Visa Class B restricted shares	$—	$(21,635)	$—	$—	$—
Debt securities (gains) losses	16	825	241	(17)	5,216
Noninterest income adjustments	16	(20,810)	241	(17)	5,216
Adjusted noninterest income	77,538	79,284	81,179	81,612	75,897
Adjusted revenue	$440,249	$449,792	$462,102	$469,608	$463,051
Adjustments:
Distribution of excess pension assets	$13,318	$—	$—	$—	$—
FDIC Special Assessment	2,994	19,052	—	—	—
Merger-related charges	2,908	5,529	6,257	2,372	14,558
Contract termination charges	—	4,413	—	—	—
Louisville expenses	—	—	—	3,361	—
Property optimization charges	—	—	—	242	1,317
Noninterest expense adjustments	19,220	28,994	6,257	5,975	15,875
Adjusted total noninterest expense	(243,097)	(255,241)	(238,519)	(240,609)	(234,836)
Adjusted PPNR	$197,152	$194,551	$223,583	$228,999	$228,215
Efficiency Ratio:
Noninterest expense	$262,317	$284,235	$244,776	$246,584	$250,711
Less: Amortization of intangibles	(5,455)	(5,869)	(6,040)	(6,060)	(6,186)
Noninterest expense, excl. amortization of intangibles	256,862	278,366	238,736	240,524	244,525
Less: Amortization of tax credit investments	(2,749)	(7,200)	(2,644)	(2,762)	(2,761)
Less: Noninterest expense adjustments	(19,220)	(28,994)	(6,257)	(5,975)	(15,875)
Adjusted noninterest expense, excluding amortization	$234,893	$242,172	$229,835	$231,787	$225,889
Total revenue (FTE)[2]	$440,233	$470,602	$461,861	$469,625	$457,835
Less: Debt securities (gains) losses	16	825	241	(17)	5,216
Total revenue excl. debt securities (gains) losses	440,249	471,427	462,102	469,608	463,051
Less: Gain on sale of Visa Class B restricted shares	—	(21,635)	—	—	—
Total adjusted revenue	$440,249	$449,792	$462,102	$469,608	$463,051
Efficiency Ratio	58.3%	59.0%	51.7%	51.2%	52.8%
Adjusted Efficiency Ratio	53.4%	53.8%	49.7%	49.4%	48.8%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
ROAE and ROATCE:
Net income applicable to common shares	$116,250	$128,446	$143,842	$151,003	$142,566
Amortization of intangibles	5,455	5,869	6,040	6,060	6,186
Tax effect[1]	(1,364)	(1,467)	(1,510)	(1,515)	(1,547)
Amortization of intangibles, net	4,091	4,402	4,530	4,545	4,639
Net income applicable to common shares, excluding intangibles amortization	120,341	132,848	148,372	155,548	147,205
Total adjustments, net (see pg.12)	14,541	6,196	5,416	5,263	16,495
Adjusted net income applicable to common shares, excluding intangibles amortization	$134,882	$139,044	$153,788	$160,811	$163,700
Average shareholders' equity	$5,565,542	$5,281,487	$5,294,072	$5,273,802	$5,166,188
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$5,321,823	$5,037,768	$5,050,353	$5,030,083	$4,922,469
Average goodwill and other intangible assets	(2,098,338)	(2,103,935)	(2,109,944)	(2,115,894)	(2,122,157)
Average tangible shareholder's common equity	$3,223,485	$2,933,833	$2,940,409	$2,914,189	$2,800,312
ROAE	8.7%	10.2%	11.4%	12.0%	11.6%
ROAE, adjusted	9.8%	10.7%	11.8%	12.4%	12.9%
ROATCE	14.9%	18.1%	20.2%	21.4%	21.0%
ROATCE, adjusted	16.7%	19.0%	20.9%	22.1%	23.4%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Tangible Common Equity:
Shareholders' equity	$5,595,408	$5,562,900	$5,239,537	$5,292,095	$5,277,426
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$5,351,689	$5,319,181	$4,995,818	$5,048,376	$5,033,707
Less: Goodwill and other intangible assets	(2,095,511)	(2,100,966)	(2,106,835)	(2,112,875)	(2,118,935)
Tangible shareholders' common equity	$3,256,178	$3,218,215	$2,888,983	$2,935,501	$2,914,772

Total assets	$49,534,918	$49,089,836	$49,059,448	$48,496,755	$47,842,644
Less: Goodwill and other intangible assets	(2,095,511)	(2,100,966)	(2,106,835)	(2,112,875)	(2,118,935)
Tangible assets	$47,439,407	$46,988,870	$46,952,613	$46,383,880	$45,723,709

Risk-weighted assets[3]	$37,845,139	$37,407,347	$37,501,646	$37,414,177	$36,801,707

Tangible common equity to tangible assets	6.86%	6.85%	6.15%	6.33%	6.37%
Tangible common equity to risk-weighted assets[3]	8.60%	8.60%	7.70%	7.85%	7.92%
Tangible Common Book Value:
Common shares outstanding	293,330	292,655	292,586	292,597	291,922
Tangible common book value	$11.10	$11.00	$9.87	$10.03	$9.98

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] March 31, 2024 figures are preliminary.